Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Servotronics, Inc. (the “Company”), on Form 10-Q for the period ended June 30, 2009, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.
Other than the completion of a review of the interim financial statements contained within this report by an independent accountant using professional review standards and procedures, the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and

2.	The information contained in the annual report fairly represents, in all materials respects, the financial condition and results of operations of the Company.

Date: August 12, 2009	By:	/s/ Cari L. Jaroslawsky, Chief Financial Officer
Cari L. Jaroslawsky
Chief Financial Officer